CHYRON CORPORATION

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

(Revised July 20, 2007)

I. PURPOSE

The primary function of the Audit Committee (the "Committee") is to represent the Board of Directors (the "Board") of Chyron Corporation (the "Corporation"), in fulfilling its oversight responsibilities by:

1. Reviewing the financial reports and other financial related information released by the Corporation to the public, or in certain circumstances, governmental bodies.

2. Reviewing the Corporation's system of internal controls regarding finance, accounting, business conduct and ethics and legal compliance that management and the Board have established.

3. Reviewing the Corporation's accounting and financial reporting processes.

4. Reviewing and appraising with management the performance of the Corporation's independent registered public accountants.

5. Providing an open avenue of communication between the independent registered public accountants and the Board.

II.      GOVERNING AUTHORITY

This Audit Committee Charter (the "Charter") is intended to comply with the rules of the American Stock Exchange's Company Guide (the "Amex Guide") Section 121, Independent Directors and Audit Committee, and applicable rules and regulations of the Securities and Exchange Commission ("SEC") as they relate to independent directors and audit committee composition, meetings, responsibilities and duties, and such other requirements governing independent directors and the Corporation's audit committee.

III. COMPOSITION

The Committee shall be comprised of at least three members, as required by the rules of the Amex Guide Section 121B(2)(a). Each Committee member shall be appointed by the majority of the Board, and be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes hereof, the term "independent" shall be based on the independence requirements of Section 121A of the Amex Guide and the applicable SEC rules, particularly Rule 10A-3, of the Securities Exchange Act of 1934.

As required by the Amex Guide, all members of the Committee shall have a working familiarity with and be able to read and understand fundamental financial statements, and at least one member of the Committee shall be "financially sophisticated", as evidenced by past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, unless otherwise agreed upon by a majority of the Board, at least one member of the Committee shall also meet the definition of an "audit committee financial expert," as determined by the Board in accordance with the applicable rules (Item 407(d)(5)(ii) of Regulation S-K) of the SEC.

The members of the Committee shall be elected or reappointed by the Board annually for a one year term. A Chairperson shall be appointed by the Board.

IV. MEETINGS

The Committee will meet at least quarterly and be available to meet more frequently as circumstances dictate. Scheduled meetings of the Committee are (a) to review and approve the scope of the annual audit to be performed by the Corporation's independent registered public accountants and to review and approve their fees for services; (b) to review and discuss with the independent registered public accountants the results of their audit of the Corporation's annual financial statements and to review the Corporation's annual report on Form 10-K prior to its filing; (c) to review and discuss with the Corporation's independent registered public accountants the results of their review of the Corporation's quarterly financial statements and to review the Corporation's Form 10-Q prior to its filing, and (d) to review and discuss with the Corporation's independent registered public accountants the results of their audit of the Corporation's 401k Plan and to review the Form 11-K prior to its filing with the SEC. Incidental to any of these regularly scheduled meetings, the Committee should meet, if necessary, with management and the independent registered public accountants in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately.

V. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1. Review and reassess the adequacy of this Charter on an annual basis or more often if conditions dictate.

2. Discuss with management and the independent registered public accountants, the Corporation's annual audited financial statements and Form 10-K prior to its filing with the SEC, and other reports and financial and related information released to the public, or in certain circumstances governmental bodies, including any certification, report, opinion or review rendered by the independent registered public accountants, prior to its release.

3. Discuss with management and the independent registered public accountants, as necessary, the quarterly financial information and review the related Form 10-Q prior to its filing with the SEC.

4. Discuss with management and the independent registered public accountants, as necessary, the annual audited financial statements of the Corporation's 401K Plan and the related Form 11-K prior to its filing with the SEC.

5. Review with the independent registered public accountants the recommendations included in their management letter, if any, and their informal observations regarding the adequacy of overall financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to senior management for any changes that seem appropriate.

6. Prepare the minutes of each meeting, distribute the minutes to all members of the Committee and provide periodic summary reports to the Board. The permanent file of the minutes will be maintained by the Secretary of the Corporation.

Independent Registered Public Accountants

1. Select, evaluate, and if appropriate, terminate or replace the independent registered public accountants. On an annual basis, the Committee will receive and review from the independent registered public accountants, a formal written statement outlining the relationship between the independent registered public accountants and the Corporation, and discuss with the independent registered public accountants all significant relationships, including non-audit services proposed or performed, the independent registered public accountants have with the Corporation to determine the independent registered public accountants' independence. The independent registered public accountants are accountable to the Committee and to the Board.

2. The Committee shall approve the audit engagement and fees related thereto and pre-approve any other services and fees related thereto to be provided by the independent registered public accountants.

3. Annually consult with the independent registered public accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

1. In consultation with the independent registered public accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

2. Review and consider the independent registered public accountants' judgments about the appropriateness of the Corporation's accounting principles as applied in its financial reporting.

3. Review and consider major changes to the Corporation's accounting principles and practices as proposed by management or the independent registered public accountants.

Process Improvement

1. Establish regular reporting to the Committee by management and the independent registered public accountants regarding any principal/critical risks, emerging or developing issues and significant judgments made or to be made in management's preparation of the financial statements.

2. Following completion of the annual audit, review separately with management and the independent registered public accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. Review any significant disagreement among management and the independent registered public accountants in connection with the preparation of the financial statements.

4. Review with the independent registered public accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

1. Establish procedures for reviewing and handling complaints or concerns received by the Corporation regarding accounting, internal accounting controls, or auditing matters, including enabling employees to submit concerns confidentially and anonymously, and review management's disclosure of any frauds that involve management or other employees who have a significant role in internal control.

2. Review with management the Corporation's operations and determine whether management has established and maintains effective programs and processes to ensure compliance with its business conduct policies.

3. Review with management its programs and processes for risk management and protection of the Corporation's assets and business.

4. Review with management its monitoring of the Corporation's compliance with the above programs to ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

5. Review, with the Corporation's counsel, legal compliance matters, including corporate securities trading policies.

6. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

7. Perform any other activities consistent with this Charter, the Corporation's By-laws and government law, as the Committee or the Board deems necessary or appropriate.

Outside Advisors

The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Corporation for payment of compensation to any such outside counsel, accountants, experts or advisors and administrative expenses necessary or appropriate to carrying out its duties.

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